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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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                               September 14, 2004
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                Date of Report (Date of earliest event reported)



                           THE FLAMEMASTER CORPORATION
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               (Exact name of registrant as specified in charter)


    NEVADA                           0-2172                        95-2018730
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(state or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                   Identification
 incorporation)                                                      Number)

                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
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              (Address of principal executive offices and zip code)


                                 (818) 982-1650
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              (Registrant's telephone number, including area code)


                                 (818) 765-5603
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               (Registrant's facsimile number including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
             OR STANDARD; TRANSFER OF LISTING

At a recent Board of Directors meeting held September 9, 2004, and by unanimous consent, The Board authorized the filing of a Form 15 with the Securities and Exchange Commission to deregister on October 5, 2004. Pursuant to regulation 240.12g-4 (a)(2)(ii) which states "less than 500 persons resident in the United States where the total assets of the issuer have not exceeded $10,000,000 on the last day of each of the issuer's most recent three fiscal years". This action is due to the recently increased reporting requirements of the SEC and NASDAQ, which have put a severe financial and management burden on smaller SEC registered and reporting companies such as ours.

The Board also authorized a 1 for 10 Reverse Stock Split. The split will be effective on October 26, 2004 to shareholders of record October 5, 2004. There will be no fractional shares issued. Fractional shares will be paid in cash at the rate of $3.35 per share - the closing price on September 13, 2004. The cost of maintaining and servicing our small odd lot shareholders (under 10 shares) as a proportion of shareholder expense has become excessive and an unfair burden to shareholders holding round lots (100 or more shares). Holders of less than 10 shares account for less than 1/20th of 1% of the outstanding shares, but represent a much greater share of shareholder expense. The cost of servicing holders of fewer than 10 shares for one year far exceeds the market value of those shares.

The savings the Company will realize from these actions are expected to exceed the cost of reduced liquidity resulting from the Company's shares no longer being eligible to trade on NASDAQ. At the same time, the Board and management are keenly aware of the concerns shareholders might have with this change in reporting status. The Board and management are thoroughly committed to operating the company in a manner that maximizes returns to all shareholders.

The release herein may contain or identify a forward-looking statement. These statements are based on a number of assumptions and estimates, which are inherently subject to uncertainty and contingencies, many of which are beyond the control of the Company and reflect future business decisions, which are subject to change.